Exhibit 99.1

Cohu Reports Second Quarter 2014 Operating Results

POWAY, Calif., July 30, 2014 — Cohu, Inc. (NASDAQ:COHU) today reported fiscal 2014 second quarter net sales of $77.9 million and GAAP income of $0.9 million or $0.04 per share. Net sales for the first six months of 2014 were $142.7 million and GAAP loss was $2.4 million or $0.10 per share. (1)

The Company also reported non-GAAP results, with second quarter 2014 income of $4.9 million or $0.19 per share and income of $5.4 million or $0.21 per share for the first six months of 2014. (1)

GAAP Results (1)
(in millions, except per share amounts)	Q2 FY 2014	Q1 FY 2014	Q2 FY 2013	6 Months 2014	6 Months 2013
Net sales	$ 77.9	$ 64.9	$ 62.2	$ 142.7	$ 114.5
Income (loss)	$ 0.9	$ (3.4)	$ (4.3)	$ (2.4)	$ (16.6)
Income (loss) per share	$0.04	$(0.13)	$(0.17)	$(0.10)	$(0.67)

Non-GAAP Results (1)
(in millions, except per share amounts)	Q2 FY 2014	Q1 FY 2014	Q2 FY 2013	6 Months 2014	6 Months 2013
Income (loss)	$ 4.9	$ 0.5	$ (1.6)	$ 5.4	$ (9.8)
Income (loss) per share	$0.19	$0.02	$(0.06)	$0.21	$(0.40)

(1)	On June 6, 2014 the Company announced the completion of the sale of substantially all the assets of its video camera segment, Cohu Electronics and, as a result, the operating results of Cohu Electronics have been presented as discontinued operations and all prior period amounts have been reclassified accordingly. All amounts presented are from continuing operations.

Sales of semiconductor equipment accounted for 95% of fiscal 2014 second quarter sales and microwave communications equipment contributed 5%.

Orders were $98.5 million for the second quarter of 2014 and $77.4 million for the first quarter of 2014. Orders for semiconductor equipment were $95.4 million in the second quarter of 2014 compared to $74.3 million in the first quarter of 2014. Total consolidated backlog was $118.7 million at June 28, 2014 compared to $98.1 million at March 29, 2014. Cohu expects third quarter 2014 sales of $84 million to $91 million.

James A. Donahue, Chairman, President and Chief Executive Officer stated, “Sales were at the top end of our guidance with orders and backlog establishing new records for Cohu. Financial results reflect continued progress in achieving our new operating model as well as the benefits of higher volume.”

Donahue concluded, “Demand was strong across market segments for our broad product line of IC test handlers and inspection equipment and third quarter orders are off to a strong start. The transition of our volume pick and place handler manufacturing to our Malaysia factory is proceeding as planned and scheduled to be completed by the end of this year.”

Cohu’s Board of Directors approved a quarterly cash dividend of $0.06 per share payable on October 24, 2014 to shareholders of record on August 29, 2014. Cohu has paid consecutive quarterly cash dividends since 1977.

Use of Non-GAAP Financial Information:

Included within this press release are non-GAAP financial measures that supplement the Company’s Condensed Consolidated Statements of Operations prepared under generally accepted accounting principles (GAAP). These non-GAAP financial measures adjust the Company’s actual results prepared under GAAP to exclude charges and the related income tax effect for share-based compensation, the amortization of acquired intangible assets, manufacturing transition costs, employee severance costs, other acquisition costs and the purchase accounting inventory step-up included in cost of goods sold. Reconciliations of GAAP to non-GAAP amounts for the periods presented herein are provided in schedules accompanying this release and should be considered together with the Condensed Consolidated Statements of Operations.

These non-GAAP measures are not meant as a substitute for GAAP, but are included solely for informational and comparative purposes. The Company’s management believes that this information can assist investors in evaluating the Company’s operational trends, financial performance, and cash generating capacity. Management believes these non-GAAP measures allow investors to evaluate Cohu’s financial performance using some of the same measures as management. However, the non-GAAP financial measures should not be regarded as a replacement for (or superior to) corresponding, similarly captioned, GAAP measures.

Forward Looking Statements:

Certain matters discussed in this release, including statements regarding the transition of manufacturing to Malaysia, expectations of business and market conditions, orders, sales, revenues and operating results are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those projected or forecasted. Such risks and uncertainties include, but are not limited to, risks associated with acquisitions, inventory, goodwill and other intangible asset write-downs; our ability to convert new products under development into production on a timely basis, support product development and meet customer delivery and acceptance requirements for next generation equipment; our reliance on third-party contract manufacturers; failure to obtain customer acceptance resulting in the inability to recognize revenue and accounts receivable collection problems; customer orders may be canceled or delayed; the concentration of our revenues from a limited number of customers; intense competition in the semiconductor test handler industry; our reliance on patents and intellectual property; compliance with U.S. export regulations; and the cyclical and unpredictable nature of capital expenditures by semiconductor manufacturers. These and other risks and uncertainties are discussed more fully in Cohu’s filings with the Securities and Exchange Commission, including the most recently filed Form 10-K and Form 10-Q. Cohu assumes no obligation to update the information in this release.

About Cohu:

Cohu is a supplier of test handling, burn-in, thermal subsystems and MEMS test solutions used by the global semiconductor industry and microwave communications equipment.

Cohu will be conducting their conference call on Wednesday, July 30, 2014 at 1:30 p.m. Pacific Time/4:30 p.m. Eastern Time. The call will be webcast at www.cohu.com. Replays of the call can be accessed at www.cohu.com.

For press releases and other information of interest to investors, please visit Cohu’s website at www.cohu.com. Contact: Jeffrey D. Jones - Investor Relations (858) 848-8106

COHU, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

(in thousands, except per share amounts)

	Three Months Ended (1)		Six Months Ended (1)
	June 28,	June 29,	June 28,	June 29,
	2014	2013	2014	2013
Net sales	$77,850	$62,234	$142,714	$114,461
Cost and expenses:
Cost of sales	52,366	42,720	95,030	81,005
Research and development	10,180	11,192	20,740	24,065
Selling, general and administrative	14,259	13,218	29,323	27,423

	76,805	67,130	145,093	132,493

Income (loss) from operations	1,045	(4,896)	(2,379)	(18,032)
Interest and other, net	5	16	19	26

Income (loss) from continuing operations before taxes	1,050	(4,880)	(2,360)	(18,006)
Income tax provision (benefit)	119	(546)	63	(1,437)

Income (loss) from continuing operations	931	(4,334)	(2,423)	(16,569)

Discontinued operations:
Income from operations of discontinued video camera segment (including gain on sale of $4,248 for the three months ended June 28, 2014) before income taxes	3,885	451	3,891	658
Income tax provision	653	162	653	237

Income from discontinued operations	3,232	289	3,238	421

Net income (loss)	$4,163	$(4,045)	$815	$(16,148)

Income (loss) per share:
Basic:
Income (loss) from continuing operations	$0.04	$(0.17)	$(0.10)	$(0.67)
Income from discontinued operations	0.12	0.01	0.13	0.02

Net income (loss)	$0.16	$(0.16)	$0.03	$(0.65)

Diluted:
Income (loss) from continuing operations	$0.04	$(0.17)	$(0.10)	$(0.67)
Income from discontinued operations	0.12	0.01	0.13	0.02

Net income (loss)	$0.16	$(0.16)	$0.03	$(0.65)

Weighted average shares used in computing income (loss) per share: (2)
Basic	25,324	24,817	25,223	24,737

Diluted	25,797	24,817	25,223	24,737

(1)	The three- and six-month periods ended June 28, 2014 and June 29, 2013 were comprised of 13 weeks and 26 weeks, respectively. On June 6, 2014 the Company announced the completion of the sale of substantially all the assets of its video camera segment, Cohu Electronics and, as a result, the operating results of Cohu Electronics have been presented as discontinued operations and all prior period amounts have been reclassified accordingly.

(2)	The Company has utilized the “control number” concept in the computation of diluted earnings per share to determine whether a potential common stock instrument is dilutive. The control number used is income/loss from continuing operations. The control number concept requires that the same number of potentially dilutive securities applied in computing diluted earnings per share from continuing operations be applied to all other categories of income or loss, regardless of their anti-dilutive effect on such categories. Therefore, no dilutive effect is recognized in the calculation of income from discontinued operations per share or net income per share for the six months ended June 28, 2014 and of income from discontinued operations per share for the three and six months ended June 29, 2013.

COHU, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands) (Unaudited)

	June 28,	December 28,
	2014 (1)	2013 (1)
Assets:
Current assets:
Cash and investments	$58,169	$52,868
Accounts receivable	69,561	58,164
Inventories	61,464	55,409
Other current assets	14,616	14,135
Current assets of discontinued operations	-	6,272

Total current assets	203,810	186,848
Property, plant & equipment, net	34,289	35,796
Goodwill	71,075	71,313
Intangible assets, net	41,101	45,315
Other assets	5,823	5,720
Noncurrent assets of discontinued operations	-	431

Total assets	$356,098	$345,423

Liabilities & Stockholders’ Equity:
Current liabilities:
Deferred profit	$8,858	$6,066
Other current liabilities	62,250	53,198
Current liabilities of discontinued operations	-	1,747

Total current liabilities	71,108	61,011
Other noncurrent liabilities	30,722	31,252
Stockholders’ equity	254,268	253,160

Total liabilities & stockholders’ equity	$356,098	$345,423

(1)	On June 6, 2014 the Company announced the completion of the sale of substantially all the assets of its video camera segment, Cohu Electronics and, as a result, the assets and liabilities of Cohu Electronics have been presented as discontinued operations and all prior period amounts have been reclassified accordingly.

COHU, INC.

Supplemental Reconciliation of GAAP Results to Non-GAAP Financial Measures (Unaudited)

(in thousands, except per share amounts)

	Three Months Ended
	June 28,	March 29,	June 29,
	2014	2014	2013
Income (loss) from operations - GAAP basis (a)	$1,045	$(3,424)	$(4,896)
Non-GAAP adjustments:
Share-based compensation included in (b):
Cost of goods sold	190	75	132
Research and development	455	490	361
Selling, general and administrative	1,042	916	831

	1,687	1,481	1,324
Amortization of intangible assets included in (c):
Cost of goods sold	1,642	1,645	1,410
Selling, general and administrative	432	430	263

	2,074	2,075	1,673
Manufacturing transition and severance costs included in (d):
Cost of goods sold	194	-	-
Research and development	206	-	-
Selling, general and administrative	449	846	-

	849	846	-
Other acquisition costs included in selling, general and administrative (e)	-	-	121
Inventory step-up included in cost of goods sold (f)	-	-	90

Income (loss) from operations - non-GAAP basis (g)	$5,655	$978	$(1,688)

Income (loss) from continuing operations - GAAP basis	$931	$(3,351)	$(4,334)
Non-GAAP adjustments (as scheduled above)	4,610	4,402	3,208
Tax effect of non-GAAP adjustments (h)	(683)	(554)	(474)

Income (loss) from continuing operations - non-GAAP basis	$4,858	$497	$(1,600)

GAAP income (loss) from continuing operations per share - diluted	$0.04	$(0.13)	$(0.17)
Non-GAAP income (loss) from continuing operations per share - diluted (i)	$0.19	$0.02	$(0.06)

Management believes the presentation of these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provides meaningful supplemental information regarding the Company’s operating performance. Our management uses these non-GAAP financial measures in assessing the Company’s operating results, as well as when planning, forecasting and analyzing future periods and these non-GAAP measures allow investors to evaluate the Company’s financial performance using some of the same measures as management. Management views share-based compensation as an expense that is unrelated to the Company’s operational performance as it does not require cash payments and can vary in amount from period to period and the elimination of amortization charges provides better comparability of pre and post-acquisition operating results and to results of businesses utilizing internally developed intangible assets. Manufacturing transition costs relate principally to employee severance expenses incurred as a result of moving certain manufacturing activities to Asia as part of our cost reduction efforts and employee severance are costs incurred in conjunction with the termination of certain employees to streamline our operations and reduce costs. Management has excluded these costs primarily because they are not reflective of the ongoing operating results and they are not used to assess ongoing operational performance. Other acquisition costs and inventory step-up have been excluded by management as they are unrelated to the core operating activities of the Company and the frequency and variability in the nature of the charges can vary significantly from period to period. Excluding this data provides investors with a basis to compare Cohu’s performance against the performance of other companies without this variability. However, the non-GAAP financial measures should not be regarded as a replacement for corresponding, similarly captioned, GAAP measures. The presentation of non-GAAP financial measures above may not be comparable to similarly titled measures reported by other companies and investors should be careful when comparing our non-GAAP financial measures to those of other companies.

(a)	1.3%, (5.3)% and (7.9)% of net sales, respectively.

(b)	To eliminate compensation expense for employee stock options, stock units and our employee stock purchase plan.

(c)	To eliminate the amortization of acquired intangible assets.

(d)	To eliminate manufacturing transition and employee severance costs.

(e)	To eliminate professional fees and other direct incremental expenses incurred related to the acquisition of Ismeca.

(f)	To eliminate the inventory step-up costs incurred related to the acquisition of Ismeca.

(g)	7.3%, 1.5% and (2.7)% of net sales, respectively.

(h)	To adjust the provision for income taxes related to the adjustments described above based on applicable tax rates.

(i)	The three months ended March 29, 2014 was computed using 25,715 shares outstanding as the effect of dilutive securities was excluded from GAAP diluted common shares due to the reported net loss under GAAP, but are included for non-GAAP diluted common shares since the Company has non-GAAP net income. All other periods presented were computed using number of GAAP diluted shares outstanding for each period.

COHU, INC.

Supplemental Reconciliation of GAAP Results to Non-GAAP Financial Measures (Unaudited)

(in thousands, except per share amounts)

	Six Months Ended
	June 28,	June 29,
	2014	2013
Loss from operations - GAAP basis (a)	$(2,379)	$(18,032)
Non-GAAP adjustments:
Share-based compensation included in (b):
Cost of goods sold	265	200
Research and development	945	870
Selling, general and administrative	1,958	1,641

	3,168	2,711
Amortization of intangible assets included in (c):
Cost of goods sold	3,287	2,863
Selling, general and administrative	862	534

	4,149	3,397
Manufacturing transition and severance costs included in (d):
Cost of goods sold	194	-
Research and development	206	-
Selling, general and administrative	1,295	457

	1,695	457
Other acquisition costs included in selling, general and administrative (e)	-	385
Inventory step-up included in costs of goods sold (f)	-	948

Income (loss) from operations - non-GAAP basis (g)	$6,633	$(10,134)

Loss from continuing operations - GAAP basis	$(2,423)	$(16,569)
Non-GAAP adjustments (as scheduled above)	9,012	7,898
Tax effect of non-GAAP adjustments (h)	(1,237)	(1,102)

Income (loss) from continuing operations - non-GAAP basis	$5,352	$(9,773)

GAAP loss from continuing operations per share - diluted	$(0.10)	$(0.67)
Non-GAAP income (loss) from continuing operations per share - diluted (i)	$0.21	$(0.40)

Management believes the presentation of these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provides meaningful supplemental information regarding the Company’s operating performance. Our management uses these non-GAAP financial measures in assessing the Company’s operating results, as well as when planning, forecasting and analyzing future periods and these non-GAAP measures allow investors to evaluate the Company’s financial performance using some of the same measures as management. Management views share-based compensation as an expense that is unrelated to the Company’s operational performance as it does not require cash payments and can vary in amount from period to period and the elimination of amortization charges provides better comparability of pre and post-acquisition operating results and to results of businesses utilizing internally developed intangible assets. Manufacturing transition costs relate principally to employee severance expenses incurred as a result of moving certain manufacturing activities to Asia as part of our cost reduction efforts and employee severance are costs incurred in conjunction with the termination of certain employees to streamline our operations and reduce costs. Management has excluded these costs primarily because they are not reflective of the ongoing operating results and they are not used to assess ongoing operational performance. Other acquisition costs and inventory step-up have been excluded by management as they are unrelated to the core operating activities of the Company and the frequency and variability in the nature of the charges can vary significantly from period to period. Excluding this data provides investors with a basis to compare Cohu’s performance against the performance of other companies without this variability. However, the non-GAAP financial measures should not be regarded as a replacement for corresponding, similarly captioned, GAAP measures. The presentation of non-GAAP financial measures above may not be comparable to similarly titled measures reported by other companies and investors should be careful when comparing our non-GAAP financial measures to those of other companies.

(a)	(1.7)% and (15.8)% of net sales, respectively.

(b)	To eliminate compensation expense for employee stock options, stock units and our employee stock purchase plan.

(c)	To eliminate the amortization of acquired intangible assets.

(d)	To eliminate manufacturing transition and employee severance costs.

(e)	To eliminate professional fees and other direct incremental expenses incurred related to the acquisition of Ismeca.

(f)	To eliminate the inventory step-up costs incurred related to the acquisition of Ismeca.

(g)	4.6% and (8.9)% of net sales, respectively.

(h)	To adjust the provision for income taxes related to the adjustments described above based on applicable tax rates.

(i)	The six months ended June 28, 2014 was computed using 25,460 shares outstanding as the effect of dilutive securities was excluded from GAAP diluted common shares due to the reported net loss from continuing operations under GAAP, but are included for non-GAAP diluted common shares since the Company has non-GAAP income from continuing. All other periods presented were computed using number of GAAP diluted shares outstanding for each period.